                                POWER OF ATTORNEY

        The  undersigned,   as  a  Section  16  reporting  person  of  Transcept
Pharmaceuticals, Inc. (the "Company"), hereby constitutes and appoints Robert J.
Bulka,  Thomas P. Soloway and Marilyn E. Wortzman,  the  undersigned's  true and lawful attorneys-in-fact to:

        1.      complete  and  execute  Forms 3, 4 and 5 and other forms and all amendments  thereto  as such  attorneys-in-fact  shall  in their discretion  determine  to be required or  advisable  pursuant to
                Section 16 of the  Securities  Exchange Act of 1934 (as amended)
                and the rules and  regulations  promulgated  thereunder,  or any
                successor  laws  and  regulations,   as  a  consequence  of  the
                undersigned's   ownership,   acquisition   or   disposition   of
                securities of the Company; and

        2.      do all  acts  necessary  in order to file  such  forms  with the
                Securities and Exchange  Commission,  any securities exchange or national  association,  the  Company  and such  other  person or agency as the attorneys-in-fact shall deem appropriate.

        The   undersigned   hereby   ratifies   and   confirms   all  that  said
attorneys-in-fact  and agent shall do or cause to be done by virtue hereof.  The undersigned  acknowledges  that the foregoing  attorneys-in-fact,  in serving in such capacity at the request of the  undersigned,  is not  assuming,  nor is the
Company  assuming,  any of the  undersigned's  responsibilities  to comply  with
Section 16 of the Securities Exchange Act of 1934 (as amended).

        This Power of Attorney  shall  remain in full force and effect until the undersigned  is no longer  required to file Forms 3, 4 and 5 with respect to the undersigned's  holdings of and transactions in securities issued by the Company, unless earlier revoked by the  undersigned in a signed writing  delivered to the
Company and the foregoing attorneys-in-fact.

        IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 11th day of March, 2009.

                                        Signature: /s/ Joseph T. Kennedy
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                                        Print Name: Joseph T. Kennedy
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